NATIONAL RESEARCH COUNCIL
Idustrial Research Assistance Program
Newfoundland and Labrador Region


November 28. 1997

Northstar Technical Inc.
80 Glencoe Drive
P.O. Box 13397
St. John's. NF
A1B 4B7

Dear Sir:

Subject: Technology Development of the Netmind Systems Grid Sensor
         Project #O51OOE

We are pleased to advise you that your proposal for the above-referenced project has been approved for support under the NRC Industrial Research Assistance Program (IRAP).

You will find enclosed two copies of the Contribution Agreement. Please have a duly authorized officer of your Firm sign both copies and return one copy to:

Mr. David W. Rideout
Regional Director
National Research Council
136 Crosbie Road
St. John's, NF
A1B 3K3

For reference purposes. the project No.05100E should be used on all future correspondence relating to this project.

For matters pertaining to this Agreement. please contact David Bailey, ITA at 772-5228.

    Yours truly.

    /s/ David W. Rideout, M. Eng

        Regional Director

        Enclosures



                     Industrial Research Assistance Program
                            Contribution Agreement

                               Project No: 05510E

This Agreement is made in Duplicate-


Between: National Research Council of Canada
         Kerwin Place, Memorial University Campus
         P.O. Box 12093, Ste. A
         St. John's, NF  A1B 3T5




                          (herein called the NRC)

And: Nortnstar Technical Inc
     80 Glencoe Drive
     St. John's. NF
     AlB 4B7

                          (herein called Firm)


1.This agreement comes into effect on tne 1st day of October 1997 and terminates on tne 15th day of May 1998

2.The NRC agrees to contribute up to a maximum of $90,300 for research and development undertaken by the Firm as described in the attached Statement of Work (SW) and in accordance with the attached Basis of Payment (BP) and Conditions of Contribution (CC).

3.The Firm agrees to undertake tne work described in the statement of Work and understands and accepts all the Conditions of Contribution.

4 This agreement shall become null and void it not signed and returned to NRC within thirty (30) days of the signature date of the authorized officer of the NRC

 National Research Council Canada

/s/ David Rideout          Date: Nov. 14, 1997
    Regional Director


 Northstar Tecnnical Inc   Date: Nov. 28, 1997

/s/ Jim Hall
    Production Manager




NATIONAL RESEARCH COUNCIL CANADA
Industrial Research Assistance Program
Newfoundland and Labrador Region

June 10,1998


Northstar Technical Inc.
597 Water Street
St. John's, NF
AiC 6J9

Attention: Jim Hall:

Subject: Contribution Agreement No.300062 (previously O51OOE)
         Amendment No. 1

The above-referenced Contribution Agreement is hereby amended as follows:

a) Under Article 1.0 of the Cover Page, change the termination date from May 15, 1998 to August 15,1998.

b) Under the Statement of Work, change the following completion dates of the Task(s) named below to dates indicated:

     Task 4.24 Estimated completion date August15, 1998

c) Under the Basis of Payment, delete Article 4 and replace with:

     Final Report due: August 15, 1998; Project Follow-up form and Final invoice due: August 15, 1998.
     All other terms and conditions remain unchanged.

The amended version of the Contribution Agreement is in effect starting May 15,1998.

Please have a duly authorized officer of your Firm sign both copies of this amendment and return one copy to:

     David W. Rideout
     National Research Council
     Industrial Research Assistance Program
     Kerwin Place, MUN Campus
     P.O. Box 12093 Stn. A
     St. John's, NE
     A1B 3K3

    If not signed and returned to NRC within thirty days of This amendment shall becorne null and void the date of this letter.


    National Research Council


   /s/ David W. Rideout                 DATE: June 11, 1998
       Regional Director, Newfounland

    Northstar Technical Inc.
    /s/ Jim Hall
        Production Manager              DATE: June 15, 1998